Neuberger Berman Income Funds®
Neuberger Berman Floating Rate Income Fund

Supplement to the Prospectuses dated December 28, 2009
Class A and Class C
Institutional Class

The following replaces the “Portfolio Managers” section on page 9 of the Class A and Class C Prospectus and on page 9 of the Institutional Class Prospectus:

Portfolio Managers

The following portfolio managers provide day-to-day management of the Fund:

Stephen J. Casey is a Senior Vice President of the Manager, Neuberger Berman LLC and NBFI.  Mr. Casey’s responsibilities include portfolio management for loan portfolios and loan capital market relationships. He has co-managed the Fund since 2010. Prior to joining the firm, Mr. Casey was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Ann H. Benjamin and Thomas P. O’Reilly are Managing Directors of the Manager, Neuberger Berman LLC and NBFI. They have co-managed the Fund’s assets since 2009. Ms. Benjamin and Mr. O’Reilly also manage high yield portfolios for NBFI and its predecessor, an affiliate of Neuberger Berman. They have managed money for NBFI since 1997.

Joseph P. Lynch is a Managing Director of the Manager, Neuberger Berman LLC and NBFI. Mr. Lynch’s responsibilities include portfolio management, trading and credit research for the leveraged asset management team. He has co-managed the Fund since 2009. Prior to joining the firm, Mr. Lynch was responsible for portfolio management, trading and credit research of leveraged assets for another firm from 2002 to 2007.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

The date of this supplement is October 19, 2010.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY  10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Website: www.nb.com